UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 6, 2007

SPX CORPORATION
(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 6, 2007, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued December 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 6, 2007	By:	/s/ Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued December 6, 2007.